THE INTEGRITY FUNDS

Integrity Mid-North American Resources Fund
Integrity ESG Growth & Income Fund
Integrity High & Income Fund
Integrity Dividend Harvest Fund
Integrity Energized Dividend Fund
Integrity Short-Term Government Fund
(each a “Fund” and collectively, the “Funds”)

Supplement Dated May 26, 20201 to the Prospectus
and Statement of Additional Information dated November 30 2020

The changes set forth below relate to the addition of intermediary-specific sales charge waivers and discounts for Fund shares purchased through Morgan Stanley Wealth Management. The addition of Morgan Stanley is effective May 26, 2021.

In the Funds’ Prospectus and Statement of Additional Information, all references to Appendix A of the Prospectus, which sets forth a description of variations in sales charges and waivers for Fund shares purchased through Edward Jones, Raymond James, Oppenheimer & Co. Inc., and Robert W. Baird & Co., are revised to add Morgan Stanley Wealth Management.

The following is added to Appendix A of the Funds’ Prospectus:

Policies Regarding Transactions Through Morgan Stanley Wealth Management (“Morgan Stanley”)

Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Fund’s Prospectus or SAI.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

•	Morgan Stanley employee and employee-related accounts according to MSSB’s account linking rules

•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

•	Shares purchased through a Morgan Stanley self-directed brokerage account

•

Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

•

Shares purchased from the proceeds of redemptions within the same fund family, provided the repurchase occurs within 90 days’ following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

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